UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 29, 2007

Date of Report (Date of earliest event reported)

 Commission File Number: 0-51414

Lucas Energy, Inc.

(Exact name of registrant as specified in its charter)

 Nevada, United States

(State or other jurisdiction of incorporation or organization)

98-0417780

(I.R.S. Employer ID Number)

3000 Richmond Avenue, Suite 400, Houston, Texas 77040

(Address of principal executive offices) (Zip code)

(713) 528-1881

     (Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2007, the Board of Directors of Lucas Energy, Inc. (the "Company") appointed Peter Grunebaum to fill a vacancy on the Board of Directors.  For the past 10 years, Mr. Grunebaum has been an independent consultant.  From 1980 to the present, Mr. Grunebaum has served as a director of Pre-Paid Legal Services, Inc. and, from 2005 to the present, he has also served on the Board of Directors of Stonemor MLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2007

LUCAS ENERGY, INC.

/s/ James J. Cerna, Jr.

James J. Cerna, Jr.

President and Chief Executive Officer